UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: May 16, 2017

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street,

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Invitae Corporation (the “Company”) held its Annual Meeting of Stockholders on May 16, 2017. The matters voted upon at the meeting and the results of those votes are set forth below.

1.	The following Class I directors were elected to serve until the 2020 Annual Meeting or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Geoffrey S. Crouse	26,209,882	4,930,537	5,655,533
Christine M. Gorjanc	27,097,689	4,042,730	5,655,533

2.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending 2017 was approved, and the results were as follows:

Votes For	Votes Against	Votes Abstaining
36,391,536	362,006	42,410

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2017

INVITAE CORPORATION

By:	/s/ Lee Bendekgey
Name:	Lee Bendekgey
Title:	Chief Financial Officer and Secretary